                                                        Exhibit 10.27.3


                  ASSIGNMENT AND ASSUMPTION AGREEMENT

          This ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of December 10, 1997 (this "Agreement"), is made and entered into by and between NRG ENERGY, INC., a Delaware corporation ("NRG Energy"), and NRGG FUNDING INC., a Delaware corporation ("NRGG Funding").

                               RECITALS

          WHEREAS, NRG (Morris) Cogen, LLC (the "Borrower") entered into the Construction and Term Loan Agreement, dated as of September 15, 1997 (the "Credit Agreement"), with the banks party thereto (the "Banks"), The Chase Manhattan Bank as agent for the Banks (in such capacity, the "Agent Bank") and The Chase Manhattan Bank as collateral agent for the Banks (in such capacity, the "Collateral Agent"), pursuant to which the Banks have agreed to make construction and term loans and extend other credit to the Borrower for the purpose of financing the cost of developing, constructing, starting-up and operating an approximately 117 megawatt gas-fired cogeneration facility in Morris, Illinois (the "Project");

          WHEREAS, as a condition precedent to the Banks, the Agent Bank and the Collateral Agent entering into the Credit Agreement and the Banks extending credit to the Borrower thereunder, NRG Energy executed and delivered the Equity Commitment Agreement, dated as of September 15, 1997 (the "Equity Commitment Agreement"), in favor of the Borrower and the Collateral Agent, pursuant to which NRG Energy agreed to make equity contributions to the Borrower from time to time;

          WHEREAS, pursuant to the Membership Interest Purchase
     Agreement, dated as of the date hereof (the "Purchase
     Agreement"), NRG Energy is transferring all of its equity interest in the Borrower to NRGG Funding;

          WHEREAS, upon execution and delivery of the Purchase
     Agreement, NRGG Funding will own 99% of the membership interests in the Borrower and, accordingly, will derive substantial benefit from the extension of credit by the Banks to the Borrower under the Credit Agreement; and

          WHEREAS, it is condition precedent to the Banks continuing to extend credit to the Borrower under the Credit Agreement that NRG Energy and NRGG Funding execute and deliver this Agreement, the form and substance of which must be consented to by the Required Banks;

                               AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                               ARTICLE I
               DEFINED TERMS; PRINCIPLES OF CONSTRUCTION

          Section 1.1 Defined Terms. (a) Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings given to such terms in the Equity Commitment Agreement (including terms incorporated therein from the Credit
     Agreement).

          (b) The following terms shall have the following respective meanings:

               "Amended LLC Agreement" shall have the meaning given to the term "LLC Agreement" in the Pledge Agreement.

               "Equity Guarantee" shall mean the Equity Commitment Guaranty, dated as of the date hereof, by NRG Energy in favor of the Borrower and the Collateral Agent.

               "First Amendment to the Credit Agreement" shall mean the Amendment and Consent, dated as of the date hereof, among the Borrower and the Banks.

               "NRGG Documents" shall mean, collectively, the NRGG Financing Documents and the NRGG Purchase Documents.

               "NRGG Financing Documents" shall mean this Agreement, the Equity Commitment Agreement, the Equity Guarantee, the Pledge Agreement, the Subordination Agreement, the First Amendment to the Credit Agreement and the Financing Statements (as defined under the Pledge Agreement) filed in connection with the Liens granted to the Collateral Agent in the Pledge Agreement.

               "NRGG Purchase Documents" shall mean the Purchase
     Agreement, the Amended LLC Agreement, the Supplemental Loan
     Agreement and the Subordinated Pledge Agreement.

               "Pledge Agreement" shall mean the Pledge and Security Agreement, dated as of the date hereof, among NRGG Funding, NRG MI and the Collateral Agent.

               "Purchase Agreement" shall mean the Membership
     Interest Purchase Agreement, dated as of the date hereof, between NRG Energy, NRG Generating and NRGG Funding.

               "Subordinated Pledge Agreement" shall mean the Subordinated Pledge and Security Agreement, dated as of the date hereof, among NRGG Funding, NRG MI and NRG Energy.

               "Subordination Agreement" shall mean the
     Subordination Agreement, dated as of the date hereof, between NRG Energy and the Collateral Agent.

               "Supplemental Loan Agreement" shall mean the Supplemental Loan Agreement, dated as of the date hereof, between NRG Energy and NRGG Funding.

          Section 1.2 Principles of Construction. Unless otherwise expressly provided herein, the principles of construction set forth in Section 1.4 of the Credit Agreement shall apply to this Agreement.

                              ARTICLE II
               ASSIGNMENT AND ASSUMPTION; ACKNOWLEDGMENT

          Section 2.1 Assignment and Assumption. NRG Energy hereby assigns, conveys and transfers all of NRG Energy's estate, right, title and interest in, to and under the Equity Commitment Agreement to NRGG Funding and NRGG Funding hereby assumes all liabilities, obligations and duties thereunder.

          Section 2.2 Acknowledgment and Consent. By executing this Agreement, the parties hereto acknowledge, consent and agree that, upon the satisfaction of the conditions set forth in Article IV of this Agreement, NRG Energy shall be released from all liabilities, obligations and duties under the Equity Commitment Agreement.

                              ARTICLE III
                    REPRESENTATIONS AND WARRANTIES

          NRGG Funding represents and warrants as follows, which representations and warranties shall survive the execution and delivery of this Agreement:

          Section 3.1 Due Incorporation; Qualification. NRGG Funding is a corporation duly organized and validly existing under the Laws of the State of Delaware, and is qualified to own property and transact business in every jurisdiction where the ownership of its property and the nature of its business as currently conducted and as contemplated to be conducted requires it to be qualified, except where the failure to so qualify could not reasonably be expected to result in a Material Adverse Effect (as herein defined). For purposes of this Agreement, "Material Adverse Effect" shall mean a material adverse effect on any of (i) the operations, business, financial condition or property of NRGG Funding and its subsidiaries on a consolidated basis, (ii) the ability of NRGG Funding to perform in a timely manner its material obligations under the NRGG Documents to which it is or is intended to be a party or (iii) the rights and interests of the Banks, the Agent Bank and the Collateral Agent under the Transaction Documents.

          Section 3.2 Authority; Authorization, Execution and Delivery; Enforceability. NRGG Funding has full power, authority and legal right to enter into this Agreement and the other NRGG Documents to which it is or is intended to be a party and to perform its obligations hereunder and thereunder. The execution, delivery and performance of the NRGG Documents to which NRGG Funding is or is intended to be a party have been duly authorized by all necessary corporate action on the part of NRGG Funding. The NRGG Documents to which NRGG Funding is or is intended to be a party have been duly executed and delivered by NRGG Funding and constitute legal, valid and binding obligations of NRGG Funding enforceable against NRGG Funding in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar Laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

          Section 3.3 Consents; Governmental Approvals. No consent of any other party (including, without limitation, stockholders or creditors of NRGG Funding) and no Governmental Approval is required which has not been obtained for the execution, delivery and performance by NRGG Funding of the NRGG Documents to which it is or is intended to be a party, other than any consent or Governmental Approval not required as of the date this representation is made or deemed made and that will be obtained on or before the date on which such consent or Governmental Approval is required to be obtained.

          Section 3.4 No Conflicts. The execution, delivery and performance by NRGG Funding of the NRGG Documents to which it is or is intended to be a party will not (i) require any consent or approval of the Board of Directors of NRGG Funding which has not been obtained, (ii) violate the provisions of NRGG Funding's certificate of incorporation or bylaws, (iii) violate the provisions of any Law (including, without limitation, any usury Laws), regulation or order of any Governmental Authority applicable to NRGG Funding, (iv) result in a breach of or constitute a default under any material agreement relating to the management or affairs of NRGG Funding, or any indenture or loan or credit agreement or any other material agreement, lease or instrument to which NRGG Funding is or is intended to be a party or by which NRGG Funding or any of its material properties may be bound or (v) result in or create any Lien (other than Permitted Liens) under, or require any consent which has not been obtained under, any indenture or loan or credit agreement or any other material agreement, instrument or document, or the provisions of any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority binding upon NRGG Funding or any of its properties.

          Section 3.5 Litigation. No Event of Bankruptcy has occurred with respect to NRGG Funding and there is no action, suit or proceeding at Law or in equity or by or before any Governmental Authority, arbitral tribunal or other body now pending against NRGG Funding or, to the best knowledge of NRGG Funding, threatened against NRGG Funding which questions the validity or legality of or seeks damages in connection with the NRGG Documents to which NRGG Funding is or is intended to be a party.

          Section 3.6 Compliance with Laws. NRGG Funding has been in the past and is in current compliance with all Laws applicable to it, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect (as defined in Section 3.1 hereof).

          Section 3.7 Financial Statements. The financial statements of NRGG Funding provided or to be provided as contemplated in Section 4.5 hereof or in any other Financing Document are or will be true, correct and complete as of the dates specified therein and fully and accurately present the financial condition of NRGG Funding as of the dates and for the periods specified. There has been no material adverse change in the financial condition of NRGG Funding from the date of NRGG Funding's most recent audited financial statements delivered to the Agent Bank (except as heretofore disclosed to the Agent Bank in a writing delivered by or on behalf of NRGG Funding).

          Section 3.8 Regulation. NRGG Funding is not (a) an "investment company" or a company "controlled" by an "investment company," within the meaning of the ICA. NRGG Funding is a "subsidiary company" of a "holding company," as those terms are defined in PUHCA, but NRGG Funding is exempt from all provisions of PUHCA except Section 9(a) thereof by virtue of Section 3(a)(2) thereof. NRGG Funding is not a "public utility" or similar entity under applicable federal or state Law.

                              ARTICLE IV
                         CONDITIONS PRECEDENT

          The release of NRG Energy of its liabilities, obligations and duties under the Equity Commitment Agreement is subject to the following conditions precedent:

          Section 4.1 NRGG Financing Documents. The Agent Bank shall have received each NRGG Financing Document (together with all amendments, supplements, schedules and exhibits thereto), each of which (a) shall have been duly authorized, executed and delivered by each Person party thereto (other than the Agent Bank, the Collateral Agent and the Banks), (ii) shall be in form and substance reasonably satisfactory to each Bank and
     (iii) shall be in full force and effect. All representations and warranties contained in each NRGG Financing Document shall be true and correct in all material respects and no default or event of default shall have occurred thereunder.

          Section 4.2 NRGG Purchase Documents. The Agent Bank shall have received copies of each NRGG Purchase Document (together with all amendments, supplements, schedules and exhibits thereto), each of which (a) shall have been duly authorized, executed and delivered by each Person party thereto (other than the Agent Bank, the Collateral Agent and the Banks), (ii) shall be in form and substance reasonably satisfactory to the Agent Bank and (iii) shall be in full force and effect. All representations and warranties contained in each NRGG Purchase Document shall be true and correct in all material respects and no default or event of default shall have occurred thereunder.

          Section 4.3 Pledged Collateral. Pursuant to the terms of the Pledge Agreement, the Liens on the Pledged Collateral (as defined in the Pledge Agreement) shall have been duly created or attached and such Liens shall have been perfected to create a first priority security interest in and charge over the Pledged Collateral (as defined in the Pledge Agreement) in favor of the Collateral Agent for the benefit of itself and the other Secured Parties. All Taxes, fees and other charges payable in connection therewith shall have been paid in full by NRGG Funding or the Borrower.

          Section 4.4 Corporate Documents. The Agent Bank shall have received each of the following in form and substance satisfactory to it:

               (a) a certificate of an Authorized Officer of NRGG Funding, dated as of the date hereof, certifying as true, complete and correct attached copies of (i) the certificate of incorporation of NRGG Funding, (ii) the bylaws of NRGG Funding and (iii) the resolutions of the board of directors of NRGG Funding approving and authorizing the execution, delivery and performance of the NRGG Documents to which NRGG Funding is or is intended to be a party;

               (b) a certificate of an Authorized Officer of NRGG Funding, dated as of the date hereof, certifying the names and true signatures of the incumbent officers of NRGG Funding authorized to sign the NRGG Documents to which NRGG Funding is or is intended to be a party; and

               (c) evidence that NRGG Funding is duly authorized to carry on its business as now being conducted by it, and as proposed to be conducted by it, in each jurisdiction in which it is required to be so authorized.

          Section 4.5 Financial Statements. The Agent Bank shall have received true, correct and complete copies of the audited financial statements for the most recently completed fiscal year of NRGG Funding.

          Section 4.6 Legal Opinions. The Agent Bank shall have received (a) an opinion of counsel to NRGG Funding substantially in the form of Exhibit A hereto and otherwise in form and substance satisfactory to the Agent Bank and (b) an opinion of counsel to

     NRG Energy substantially in the form of Exhibit B hereto and otherwise in form and substance satisfactory to the Agent Bank.

          Section 4.7 Appointment of Agent. NRGG Funding shall have appointed an agent for service of process on terms satisfactory to the Agent Bank and shall have paid all fees necessary for such process agent to act as such through the Final Maturity Date.

                               ARTICLE V
                             MISCELLANEOUS

          Section 5.1  Notices.  NRGG Funding's address and
     telephone and telecopier numbers for the provision of notices under each NRGG Document to which it is or is intended to be a party are as follows:

               NRGG Funding Inc.
               1221 Nicollet Mall, Suite 610
               Minneapolis, MN 55403
                     Attention:   President and Chief Executive
                     Officer
                    Telephone:  (612) 373-5300
                    Telecopier: (612) 373-5430

          Section 5.2 Third Party Beneficiaries. The agreements of the parties hereto are intended to benefit the Banks, the Agent Bank and the Collateral Agent and their respective successors and assigns.

          Section 5.3 Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          Section 5.4 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          Section 5.5 Headings Descriptive. The headings of the several Sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

          Section 5.6 Governing Law. This Agreement is a contract made under the Laws of the State of New York of the United States and shall for all purposes be governed by and construed in accordance with the Laws of such State without regard to the conflict of law rules thereof (other than Section 5-1401 of the New York General Obligations Law).

          Section 5.7 Entire Agreement. This Agreement, together with any other agreement executed in connection herewith, is intended by the parties as a final expression of their agreement as to the matters covered hereby and is intended as a complete and exclusive statement of the terms and conditions thereof.


       [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

               IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be duly executed and delivered by their officers thereunto duly authorized as of the date first above written.


                             NRG ENERGY, INC.

                             By:/s/ David H. Peterson
                                 Name:  David H. Peterson
                                 Title: President


                             NRGG FUNDING INC.

                             By: /s/ Timothy P. Hunstad
                                 Name:  Timothy P. Hunstad
                                 Title: VP-CFO

     Acknowledged and consented to:

     THE CHASE MANHATTAN BANK,
          as a Bank

     By:  /s/ Kevin P. O'Neill
          Name:  Kevin P. O'Neill
          Title: Vice President


     THE CHASE MANHATTAN BANK,
          as Agent Bank

     By:  /s/ Kevin P. O'Neill
          Name:  Kevin P. O'Neill
          Title: Vice President


     THE CHASE MANHATTAN BANK,
          as Collateral Agent

     By:  /s/ Annette M. Marsula
          Name:  Annette M. Marsula
          Title: Assistant Vice President

     Acknolwedged and consented to:

     THE BANK OF NEW YORK

     By:  /s/ John N. Wyatt
          Name:  John N. Wyatt
          Title: Vice President


     NATEXIS BANQUE

     By:  /s/ D.J.R. Osten
          Name:  D.J.R. Osten
          Title: First VP


     THE SUMITOMO TRUST AND BANKING COMPANY, LTD.

     By:  /s/ Suraj P. Bhatia
          Name:  Suraj P. Bhatia
          Title: Senior Vice President

                                                        Exhibit A to
                                 Assignment and Assumption Agreement


              FORM OF OPINION OF COUNSEL TO NRGG FUNDING

               1.  NRGG Funding Inc. (the "Company") is a
     corporation duly organized and validly existing under the laws of the State of Delaware and is qualified to do business in each jurisdiction in which such qualification is required.

               2. The Company has the corporate or other applicable power and authority and full legal right to execute and deliver each of the NRGG Documents to which it is a party and to perform its obligations thereunder.

               3. The execution, delivery and performance by the Company of each NRGG Document to which it is a party have been duly authorized by all requisite action on the part of the Company.

               4. Each of the NRGG Documents to which the Company is a party has been duly executed and delivered by the Company.

               5. Neither the execution and delivery by the Company of each NRGG Document to which it is a party, nor the performance by it of its obligations under each such NRGG Document, contravenes or conflicts with (i) its Certificate of Incorporation, or other applicable constituent documents, as the case may be, (ii) any agreement or instrument (including, without limitation, each other NRGG Document) to which it is a party or by which its properties or assets are bound and (iii) any judicial or administrative judgment, injunction, order or decree that is binding upon it or its properties or assets.

               6.  No order, consent, approval, license,
     authorization or validation of, or filing, recording or registration with, or exemption by, any court, governmental body or authority, or any subdivision thereof, is required to authorize or is required in connection with the execution and delivery by the Company of any NRGG Document to which it is a party, or in connection with the performance of its obligations thereunder or the consummation of the transactions contemplated thereby other than those that have been obtained or made and are in full force and effect or will be obtained or made prior to the time the same is required and thereafter remains in full force and effect.

               7. Each of the NRGG Documents to which the Company is a party constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

               8. Neither the execution, delivery and performance by the Company of each of the NRGG Documents to which it is party, nor the consummation by the Company of the transactions contemplated therein, violates any Applicable Laws.

               9. All Government Approvals which under Applicable Laws are required to be obtained or made by the Company in connection with the due execution and delivery of, or performance by the Company of its obligations under, each of the NRGG Documents to which it is party have been obtained or made.

                 This opinion may be relied upon by the Banks, the Agent Bank, the Collateral Agent and any assignees of or participants in the interests of the Banks under the
      Credit                                         Agreement.

                                                        Exhibit B to
                                 Assignment and Assumption Agreement


               FORM OF OPINION OF COUNSEL TO NRG ENERGY

               1. NRG Energy, Inc. (the "Company") is a corporation duly organized and validly existing under the laws of the State of Delaware and is qualified to do business in each jurisdiction in which such qualification is required.

               2. The Company has the corporate or other applicable power and authority and full legal right to execute and deliver each of the NRGG Documents to which it is a party and to perform its obligations thereunder.

               3. The execution, delivery and performance by the Company of each NRGG Document to which it is a party have been duly authorized by all requisite action on the part of the Company.

               4. Each of the NRGG Documents to which the Company is a party has been duly executed and delivered by the Company.

               5. Neither the execution and delivery by the Company of each NRGG Document to which it is a party, nor the performance by it of its obligations under each such NRGG Document, contravenes or conflicts with (i) its Certificate of Incorporation, or other applicable constituent documents, as the case may be, (ii) any agreement or instrument (including, without limitation, each other NRGG Document) to which it is a party or by which its properties or assets are bound and (iii) any judicial or administrative judgment, injunction, order or decree that is binding upon it or its properties or assets.

               6.  No order, consent, approval, license,
     authorization or validation of, or filing, recording or registration with, or exemption by, any court, governmental body or authority, or any subdivision thereof, is required to authorize or is required in connection with the execution and delivery by the Company of any NRGG Document to which it is a party, or in connection with the performance of its obligations thereunder or the consummation of the transactions contemplated thereby other than those that have been obtained or made and are in full force and effect or will be obtained or made prior to the time the same is required and thereafter remains in full force and effect.

               7. Each of the NRGG Documents to which the Company is a party constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

               8. Neither the execution, delivery and performance by the Company of each of the NRGG Documents to which it is party, nor the consummation by the Company of the transactions contemplated therein, violates any Applicable Laws.

               9. All Government Approvals which under Applicable Laws are required to be obtained or made by the Company in connection with the due execution and delivery of, or performance by the Company of its obligations under, each of the NRGG Documents to which it is party have been obtained or made.

               This opinion may be relied upon by the Banks, the Agent Bank, the Collateral Agent and any assignees of or participants in the interests of the Banks under the Credit
     Agreement.